                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant (  )

Check the appropriate box:

(  ) Preliminary Proxy Statement         (  ) Confidential, for Use of the
                                         Commission Only (as permitted by Rule
                                         14a-6(e)(2))

(X)  Definitive Proxy Statement

(  ) Definitive Additional Materials

(  ) Soliciting Material Under Rule 14a-12

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X) No fee required.

(  ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
(  )  Fee paid previously with preliminary materials:

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

                          7337 E. DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                                   May 9, 2006

Dear Shareholder:

      On behalf of the Board of Trustees of ING Global Equity Dividend and Premium Opportunity Fund (the "Fund"), we are pleased to invite you to the annual meeting of shareholders (the "Annual Meeting"), to be held at 10:00 a.m., Local time, on June 13, 2006 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder.

      At the Annual Meeting, you will be asked to consider and to vote on the following matters:

      1. To elect four Class I Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

      2. To elect two Class II Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

      3. To elect one new Class III Trustee to represent the interests of the holders of Common Shares of the Fund until the election and qualification of his successor.

      Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the proposals are in the best interests of the Fund and its shareholders and recommend that you vote "FOR" each of the proposals. We are asking you to consider them carefully and express your vote on the enclosed Proxy Ballot or at the Annual Meeting.

      We look forward to your attendance at the Annual Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Annual Meeting. If you have any questions, please do not hesitate to call us at 1-800-992-0180.

                                           Sincerely,

                                           /s/ James M. Hennessy
                                           -------------------------------------
                                           James M. Hennessy
                                           President and Chief Executive Officer

                      (This page intentionally left blank)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

To Shareholders:

PLEASE TAKE NOTE THAT the annual meeting of shareholders (the "Annual Meeting") of ING Global Equity Dividend and Premium Opportunity Fund (the "Fund") will be held at 10:00 a.m., Local time, on June 13, 2006, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the following purposes:

      1. To elect four Class I Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

      2. To elect two Class II Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

      3. To elect one new Class III Trustee to represent the interests of the holders of Common Shares of the Fund until the election and qualification of his successor.

      4. To transact such other business, not currently contemplated, that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Annual Meeting.

          THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN
                            FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on March 30, 2006 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

                                        By Order of the Board of Trustees,


                                        /s/ Huey P. Falgout, Jr.
                                        ----------------------------------
                                        Huey P. Falgout, Jr.
                                        Secretary

                                        May 9, 2006

                      YOUR VOTE IS IMPORTANT REGARDLESS OF
                          THE NUMBER OF SHARES YOU OWN.
             PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.
               YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

                                 PROXY STATEMENT

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

                                   MAY 9, 2006

                            TOLL-FREE: (800) 992-0180
                          7337 E. DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

            ---------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 13, 2006

            ---------------------------------------------------------

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?

      The Board of Trustees (the "Board") of ING Global Equity Dividend and Premium Opportunity Fund (the "Fund") is sending this Proxy Statement, the attached Notice of Annual Meeting, and the enclosed Proxy Ballot on or about May 9, 2006 to you and all other shareholders. The Board is soliciting your vote for the annual meeting of shareholders of the Fund (the "Annual Meeting").

      The words "you" and "your" are used in this Proxy Statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.

WHAT ARE THE PROPOSALS AND WHO CAN VOTE ON THEM?

      Pursuant to the Second Amended and Restated Declaration of Trust of the Fund, dated March 24, 2005 (the "Declaration of Trust"), the Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. The term of office of the Class I Trustees expires on the date of the 2006 Annual Meeting, with the terms of office for Class II and Class III expiring one and two years thereafter, respectively. For this reason, as a shareholder of the Fund, you are being asked to consider the election of the Class I Trustees who will be elected for a three-year term. The Declaration of Trust provides for the division of the Board in order to limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board.

         You are also being asked to consider the election of two additional Class II Trustees and one additional Class III Trustee. It is proposed that the proposed Class II Trustees be elected for a one-year term and the proposed Class III Trustee be elected for a two-year term in order to conform their terms in office with that of their respective class as outlined in the Fund's Declaration of Trust.

WHY DID YOU SEND ME THIS BOOKLET?

      This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for the Fund. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one Proxy Ballot -- because you have the right to vote on the important Proposals concerning your investment in the Fund.

WHO IS ELIGIBLE TO VOTE?

      Shareholders who owned shares in the Fund at the close of business on March 30, 2006 (the "Record Date") are eligible to vote. As of the Record Date, the Fund had 95,687,430 Common Shares outstanding. Common Shareholders are entitled to one vote for each Common Share held for each Proposal. The Fund does not currently issue any shares other than the Common Shares. To the best of the

Fund's knowledge, as of March 30, 2006, no person owned beneficially more than 5% of any class of shares of the Fund.

HOW DO I VOTE?

      Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, or by attending the Annual Meeting in person and voting. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments, LLC ("Adviser") (Address: 7337 E. Doubletree Ranch Rd., Scottsdale, Arizona 85258-2034), the investment adviser to the Fund, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. If a shareholder wishes to participate in the Annual Meeting, the shareholder may still submit the Proxy Ballot originally sent with the Proxy Statement or attend in person.

WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?

      The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 13, 2006, at 10:00 a.m., Local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Annual Meeting in person, please notify the Fund by calling 1-800-992-0180.

CAN I REVOKE MY PROXY AFTER I VOTE IT?

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or duly executed Proxy Ballot bearing a later date. In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

      The Fund will pay the expenses incurred in connection with the Notice of Annual Meeting, Proxy Statement and the Annual Meeting, including printing, mailing and vote tabulation expenses, legal fees, and out of pocket expenses.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUND?

      COPIES OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2006 AND THE FUND'S SEMI-ANNUAL REPORT FOR THE PERIOD ENDED AUGUST 31,

2005 ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO: THE ING FUNDS, 7337 E. DOUBLETREE RANCH ROAD, SCOTTSDALE, ARIZONA, 85258-2034, ATTENTION:
LITERATURE FULFILLMENT, OR BY CALLING 1-800-992-0180. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL AND SEMI-ANNUAL REPORTS.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

      The Board recommends that shareholders vote "FOR" each of the Proposals described in this Proxy Statement.

                                   PROPOSAL 1

                          ELECTION OF CLASS I TRUSTEES

WHAT IS THE PROPOSAL?

      The Board has nominated four individuals for election as Class I Trustees of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund (the "Class I Nominees"). Holders of Common Shares are asked to elect the Class I Nominees to serve as Trustees, each to serve for a three-year term, and until his or her successor is duly elected and qualified. Information about each Class I Nominee is set forth below. All of the Class I Nominees are currently Trustees of the Fund and each has consented to continue to serve as a Trustee if re-elected by holders of Common Shares.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE CLASS I NOMINEES?

      The Board nominated the four individuals who currently serve as Class I Trustees of the Common Shares of the Fund. The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Class I Nominees indicated below. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Class I Nominees.

WHAT IS THE REQUIRED VOTE?

      Common Shareholders are entitled to one vote for each Common Share held. The affirmative vote of a plurality of the Common Shares of the Fund present in person or by proxy at the Annual Meeting is required to approve the election of each Class I Nominee to the Board. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement and there is no cumulative voting for the election of Trustees.

WHO ARE THE CLASS I NOMINEES?

      For election as Class I Trustees at the Annual Meeting, the Board has approved the nomination of:

                              R. Barbara Gitenstein
                                   Jock Patton
                                David W.C. Putnam
                                 John G. Turner

      The persons named as proxies will vote for the election of each of these Class I Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot. If any or all of the Class I Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Fund's Declaration of Trust.

      No Class I Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Class I Nominee have an interest materially adverse to the Fund.

      The following table sets forth information concerning the Class I Nominees of the Fund. The address for each Class I Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                                                                     NUMBER
                                                                                    OF FUNDS
                                                TERM OF                             IN FUND               OTHER
                                              OFFICE AND        PRINCIPAL           COMPLEX           DIRECTORSHIPS/
                           POSITION(s)         LENGTH OF       OCCUPATION(s)        OVERSEEN           TRUSTEESHIPS
        NAME               HELD WITH             TIME           DURING THE             BY                HELD BY
      AND AGE                FUND              SERVED(1)       PAST 5 YEARS         TRUSTEE(2)           TRUSTEE
--------------------- --------------------- --------------- ---------------------  -----------   --------------------------
INDEPENDENT TRUSTEES

R. BARBARA                  Trustee         February 2005   President, College         174       None.
GITENSTEIN                  Class I         - Present       of New Jersey
                                                            (January 1999 -
Age:  58                                                    Present).

JOCK PATTON           Chairman and Trustee  February 2005   Private Investor           174       JDA Software Group,
                            Class I         - Present       (June 1997 -                         Inc. (January 1999 -
Age:  60                                                    Present).                            Present); and Swift
                                                            Formerly, Director                   Transportation Co.
                                                            and Chief Executive                  (March 2004 -
                                                            Officer, Rainbow                     Present).
                                                            Multimedia Group,
                                                            Inc. (January 1999
                                                            - December 2001).

DAVID W.C. PUTNAM           Trustee         February 2005   President and              174       Principled Equity Market
                            Class I         - Present       Director, F.L.                       Trust (November 1996 -
Age:  66                                                    Putnam Securities                    Present); and Asian
                                                            Company, Inc. (June                  American Bank and
                                                            1978 - Present).                     Trust Company (June
                                                                                                 1992 - Present).

TRUSTEE WHO IS AN "INTERESTED PERSON"

JOHN G. TURNER(3)           Trustee         February 2005   Retired.  Formerly,        174       Hormel Foods
                            Class I         - Present       Vice Chairman of                     Corporation (March
Age:  66                                                    ING Americas                         2000 - Present);
                                                            (September 2000 -                    ShopKo Stores, Inc.
                                                            January 2002);                       (August 1999 -
                                                            Director of                          Present); and
                                                            ReliaStar Life                       Conseco, Inc.
                                                            Insurance Company                    (September 2003 -
                                                            of New York (April                   Present).
                                                            1975 - December
                                                            2001); and Chairman
                                                            and Trustee of the
                                                            Northstar affiliated
                                                            investment companies
                                                            (May 1993 - December
                                                             2001).

------------
(1) The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person," of the Fund as defined in the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Senior Income Fund; USLICO Series Fund; ING Variable Insurance Trust; ING Variable Products Trust; and ING VP Natural Resources Trust. The number of Funds in the Fund Complex is as of February 28, 2006.

(3) Mr. Turner is an "interested person" of the Fund as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor LLC.

      Please read the section "Further Information About the Trustees and Officers" starting on page 17 of this Proxy Statement before voting on Proposal 1.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

      The Board recommends that shareholders vote "FOR" the election of each of the Class I Nominees to the Board subject to the terms commencing and continuing as described above. If any of the Class I Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

                                   PROPOSAL 2
                          ELECTION OF CLASS II TRUSTEES

WHAT IS THE PROPOSAL?

      The Board has nominated two individuals for election as Class II Trustees of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund (the "Class II Nominees"). Holders of Common Shares are asked to elect the Class II Nominees to serve as Trustees, each to serve for only a one-year term in order to conform their terms in office with that of the Class II Trustees as outlined in the Fund's Declaration of Trust, and until their successors are duly elected and qualified. Information about each Class II Nominee is set forth below. The Class II Nominees are currently Trustees of the Fund, elected by the Board, and each has consented to continue to serve as a Trustee if elected by holders of Common Shares.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE CLASS II NOMINEES?

      The Board nominated two individuals who currently serve as Class II Trustees of the Common Shares of the Fund. The Board discussed the Board candidates and, after due consideration, recommends to shareholders the election of the Class II Nominees indicated below. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Class II Nominees.

WHAT IS THE REQUIRED VOTE?

         Common Shareholders are entitled to one vote for each Common Share held. The affirmative vote of a plurality of the Common Shares of the Fund present in person or by proxy at the Annual Meeting is required to approve the election of each Class II Nominee to the Board. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement and there is no cumulative voting for the election of Trustees.

WHO ARE THE CLASS II NOMINEES?

      For election as Class II Trustees at the Annual Meeting, the Board has approved the nomination of:

                              Patricia W. Chadwick
                               Sheryl K. Pressler

      The persons named as proxies will vote for the election of each of these Class II Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot. If any or all of the Class II Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Fund's Declaration of Trust.

      No Class II Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Class II Nominee have an interest materially adverse to the Fund.

      The following table sets forth information concerning the Class II Nominees of the Fund. The address for each Class II Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                            TERM OF                                    NUMBER OF
                                            OFFICE                                     FUNDS IN              OTHER
                                             AND              PRINCIPAL                 FUND              DIRECTORSHIPS/
                           POSITION(s)     LENGTH           OCCUPATION(s)              COMPLEX           TRUSTEESHIPS
       NAME                 HELD WITH       OF TIME          DURING THE              OVERSEEN BY            HELD BY
     AND AGE                 FUND          SERVED(1)        PAST 5 YEARS              TRUSTEE(2)            TRUSTEE
-----------------------   ------------   --------------   ---------------------     --------------   ------------------------
INDEPENDENT TRUSTEES

PATRICIA W. CHADWICK(3)     Trustee       January 2006     Consultant and                174           None.
                           Class II       - Present        President of
Age:  57                                                   self-owned company,
                                                           Ravengate Partners
                                                           LLC (January 2000 -
                                                           Present).

SHERYL K. PRESSLER(3)       Trustee       January 2006     Consultant (May               174           Stillwater Mining
                           Class II       - Present        2001 - Present).                            Company (May 2002 -
Age:  55                                                                                               Present); California
                                                                                                       HealthCare Foundation
                                                                                                       (June 1999 - Present);
                                                                                                       and Romanian-American
                                                                                                       Enterprise Fund
                                                                                                       (February 2004 -
                                                                                                       Present).

------------
(1) The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Senior Income Fund; USLICO Series Fund; ING Variable Insurance Trust; ING Variable Products Trust; and ING VP Natural Resources Trust. The number of Funds in the Fund Complex is as of February 28, 2006.

(3)   Commenced service as a Trustee on January 18, 2006.

WHO ARE THE OTHER CLASS II TRUSTEES?

      The Class II Trustees serving until the 2007 annual meeting of the Fund, at which time they, or their successors, will be considered for another three-year term, are as follows:

                                  John V. Boyer
                                  Walter H. May
                              Richard A. Wedemeyer

      The following table sets forth information concerning the Class II Trustees of the Fund. The address for each Class II Trustee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                            TERM OF                                    NUMBER OF
                                            OFFICE                                     FUNDS IN              OTHER
                                             AND              PRINCIPAL                 FUND              DIRECTORSHIPS/
                           POSITION(s)     LENGTH           OCCUPATION(s)              COMPLEX           TRUSTEESHIPS
       NAME                 HELD WITH       OF TIME          DURING THE              OVERSEEN BY            HELD BY
     AND AGE                 FUND          SERVED(1)        PAST 5 YEARS              TRUSTEE(2)            TRUSTEE
-----------------------   ------------   --------------   ---------------------     --------------   ------------------------
INDEPENDENT TRUSTEES

JOHN V. BOYER                Trustee       July 2005 -      President and Chief          174                  None.
                             Class II      Present          Executive Officer,
Age:  52                                                    Franklin and Eleanor
                                                            Roosevelt Institute
                                                            (March 2006 -
                                                            Present).  Formerly,
                                                            Executive Director,

                                            TERM OF                                   NUMBER OF
                                            OFFICE                                    FUNDS IN               OTHER
                                             AND              PRINCIPAL                 FUND              DIRECTORSHIPS/
                           POSITION(s)     LENGTH           OCCUPATION(s)             COMPLEX            TRUSTEESHIPS
       NAME                 HELD WITH       OF TIME          DURING THE              OVERSEEN BY            HELD BY
     AND AGE                 FUND          SERVED(1)        PAST 5 YEARS              TRUSTEE(2)            TRUSTEE
-----------------------   ------------   --------------   ---------------------     --------------   ------------------------
                                                            The Mark Twain House
                                                            & Museum(3)
                                                            (September 1989 -
                                                            November 2005).

WALTER H. MAY                Trustee       July 2005 -      Retired.                     174           BestPrep
                             Class II      Present                                                     (September 1991 -
Age:  69                                                                                               Present).

RICHARD A. WEDEMEYER(4)      Trustee       July 2005 -      Retired.  Formerly,          174           American
                             Class II      Present          Vice                                       Independence Funds
Age:  70                                                    President-Finance                          Trust (July 2005 -
                                                            and Administration,                        Present).
                                                            The Channel
                                                            Corporation, an
                                                            importer of
                                                            specialty aluminum
                                                            alloys in
                                                            semi-fabricated form
                                                            (June 1996 - April
                                                            2002).

-------------
(1) The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) For the the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds;

      ING Partners, Inc.; ING Prime Rate Trust; ING Senior Income Fund; USLICO Series Fund; ING Variable Insurance Trust; ING Variable Products Trust; and ING VP Natural Resources Trust. The number of Funds in the Fund Complex is as of February 28, 2006.

(3) Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4) Pursuant to the retirement policy adopted by the Board, Mr. Wedemeyer will retire as a Trustee on May 25, 2006 and is not being considered for election as a Trustee of the Fund.

      Please read the section "Further Information About the Trustees and Officers" starting on page 17 of this Proxy Statement before voting on this Proposal 2.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

      The Board recommends that shareholders vote "FOR" the election of each of the Class II Nominees to the Board subject to their terms commencing and continuing as described above. If any of the Class II Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

                                   PROPOSAL 3
                          ELECTION OF CLASS III TRUSTEE

WHAT IS THE PROPOSAL?

      The Board has nominated one individual for election as a Class III Trustee of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund (the "Class III Nominee"). Holders of Common Shares are asked to elect the Class III Nominee to serve as a Trustee, to serve for a two-year term, and until his successor is duly elected and qualified. Information about the Class III Nominee is set forth below. The Class III Nominee is not currently a Trustee of the Fund but has consented to serve as a Trustee if elected by holders of Common Shares.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE CLASS III NOMINEE?

      The Board nominated an individual who currently does not serve as a Class III Trustee of the Common Shares of the Fund. The Board discussed the Board candidate and, after due consideration, recommends to shareholders the election of the Class III Nominee indicated below. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Class III Nominee.

WHAT IS THE REQUIRED VOTE?

      Common Shareholders are entitled to one vote for each Common Share held. The affirmative vote of a plurality of the Common Shares of the Fund present in person or by proxy at the Annual Meeting is required to approve the election of the Class III Nominee to the Board. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement and there is no cumulative voting for the election of Trustees.

WHO IS THE CLASS III NOMINEE?

      For election as a Class III Trustee at the Annual Meeting, the Board has approved the nomination of:

                                Shaun P. Mathews

      The persons named as proxies will vote for the election of the Class III Nominee unless you withhold authority to vote for the Class III Nominee on the enclosed Proxy Ballot. If the Class III Nominee should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Fund's Declaration of Trust.

      The Class III Nominee is not a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does the Class III Nominee have an interest materially adverse to the Fund.

      The following table sets forth information concerning the Class III Nominee of the Fund. The address for the Class III Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                        TERM OF                                     NUMBER OF
                                        OFFICE                                      FUNDS IN
                                         AND              PRINCIPAL                   FUND                OTHER
                       POSITION(s)     LENGTH OF        OCCUPATION(s)               COMPLEX           DIRECTORSHIPS/
  NAME                 HELD WITH        TIME            DURING THE PAST             OVERSEEN          TRUSTEESHIPS
 AND AGE                  FUND         SERVED             5 YEARS                  BY TRUSTEE        HELD BY TRUSTEE
-----------            -----------   ------------    ---------------------        -------------  --------------------------
TRUSTEE WHO IS AN "INTERESTED PERSON"

SHAUN P.               Trustee           N/A          President, ING USFS             0(2)       The Mark Twain House &
MATHEWS(1)             Class III                      Mutual Funds and                           Museum (September 2002
                                                      Investment Products                        - Present);
Age: 50                                               (October 2004 -                            Connecticut Forum (May
                                                      Present).  Formerly,                       2002 - Present);
                                                      CMO, ING USFS (April                       Capital Community
                                                      2002 - October 2004),                      College Foundation
                                                      and Head of                                (February 2002 -
                                                      Rollover/Payout                            Present); ING Services
                                                      (October 2001 -                            Holding Company, Inc.
                                                      December 2003).                            (May 2000 - Present);
                                                                                                 Southland Life
                                                                                                 Insurance Company
                                                                                                 (June 2002 - Present);
                                                                                                 and ING Capital
                                                                                                 Corporation, LLC, ING
                                                                                                 Funds Distributor,
                                                                                                 LLC, ING Funds
                                                                                                 Services, LLC, ING
                                                                                                 Investments, LLC and
                                                                                                 ING Pilgrim Funding,
                                                                                                 Inc. (March 2006 -
                                                                                                 Present).

-----------
(1) Mr. Mathews is an "interested person" of the Fund as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor LLC.

(2) Mr. Mathews is also being considered for election to the Boards of Trustees of ING Global Advantage and Premium Opportunity Fund and ING Prime Rate Trust at their respective annual shareholder meetings. In the event that the shareholders of each Fund, including the Fund subject to this Proxy, vote to elect Mr. Mathews to their Boards of Trustees, Mr. Mathews will oversee 3 Funds in the "Fund Complex."

WHO ARE THE OTHER CLASS III TRUSTEES?

      The Class III Trustees serving until the 2008 annual meeting of the Fund, at which time they, or their successors, will be considered for another three-year term, are as follows:

                                J. Michael Earley
                                Patrick W. Kenny
                                Roger B. Vincent

      The following table sets forth information concerning the Class III Trustees of the Fund. The address for each Class III Trustee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                                TERM OF                                        NUMBER OF
                                                OFFICE                                         FUNDS IN
                                                 AND                 PRINCIPAL                   FUND                OTHER
                           POSITION(s)         LENGTH OF            OCCUPATION(s)              COMPLEX            DIRECTORSHIPS/
       NAME                HELD WITH             TIME              DURING THE PAST             OVERSEEN          TRUSTEESHIPS
     AND AGE                 FUND              SERVED(1)             5 YEARS                 BY TRUSTEE(2)      HELD BY TRUSTEE
---------------------     ------------     -----------------    ---------------------        -------------  ------------------------
INDEPENDENT TRUSTEES

J. MICHAEL EARLEY            Trustee          February 2005-     President and Chief             174         None.
                            Class III         Present            Executive Officer,
Age:  61                                                         Bankers Trust Company,
                                                                 N.A. (June 1992 -
                                                                 Present).

PATRICK W. KENNY             Trustee          February 2005-     President and Chief             174         Assured Guaranty
                            Class III         Present            Executive Officer,                          Ltd. (November 2003
Age:  63                                                         International                               - Present).
                                                                 Insurance Society
                                                                 (June 2001 -
                                                                 Present).

                                                TERM OF                                        NUMBER OF
                                                OFFICE                                         FUNDS IN
                                                 AND                 PRINCIPAL                   FUND                OTHER
                           POSITION(s)         LENGTH OF            OCCUPATION(s)              COMPLEX            DIRECTORSHIPS/
       NAME                HELD WITH             TIME              DURING THE PAST             OVERSEEN          TRUSTEESHIPS
     AND AGE                 FUND              SERVED(1)             5 YEARS                 BY TRUSTEE(2)      HELD BY TRUSTEE
---------------------     ------------     -----------------    ---------------------        -------------  ------------------------
ROGER B. VINCENT             Trustee          February 2005-     President, Springwell           174         AmeriGas Propane,
                            Class III         Present            Corporation, a                              Inc. (January 1998 -
Age:  60                                                         privately-held                              Present); and UGI
                                                                 corporate finance                           Corporation
                                                                 advisory firm (March                        (February 2006 -
                                                                 1989 - Present).                            Present).

---------------
(1) The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board's retirement policy which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Senior Income Fund; USLICO Series Fund; ING Variable Insurance Trust; ING Variable Products Trust; and ING VP Natural Resources Trust. The number of Funds in the Fund Complex is as of February 28, 2006.

      Please read the section "Further Information About the Trustees and Officers" starting on page 17 of this Proxy Statement before voting on this Proposal 1.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

      The Board recommends that shareholders vote "FOR" the election of the Class III Nominee to the Board subject to the terms commencing and continuing as described above. If the Class III Nominee is not elected by shareholders, the current Trustees may consider other courses of action.

               FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

HOW LONG WILL THE TRUSTEES SERVE ON THE BOARD?

      The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting of the Fund, one class of Trustees is elected to a three-year term and generally holds office until their successors are elected and qualified. A Trustee may, at any time, resign or be removed from office only for cause, by action taken by a majority of the remaining Trustees followed by the vote of the holders of at least 75% of the shares then entitled to vote in an election of such Trustee. In addition, pursuant to a retirement policy adopted by the Board, each duly elected or appointed Trustee who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. A further extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

DO THE TRUSTEES OWN SHARES OF THE FUND OR CERTAIN AFFILIATED ENTITIES?

      To the best of the Fund's knowledge, as of March 30, 2006 no Trustee owned 1% or more of the outstanding shares of any class of shares of the Fund, and the Trustees and Executive Officers of the Fund owned, as a group, less than 1% of the shares of each class of the Fund.

         The following table sets forth information regarding the dollar range of equity securities of the Fund and other investment companies within the ING family of investment companies beneficially owned by each Trustee as of December 31, 2005.

                                                        AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES IN ALL
                                                         REGISTERED INVESTMENT
                                                         COMPANIES OVERSEEN BY
                            DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE          SECURITIES IN THE FUND       INVESTMENT COMPANIES
----------------------      ----------------------      --------------------------
INDEPENDENT TRUSTEES
John V. Boyer                         $0                           $0
Patricia W. Chadwick                  $0                           $0
J. Michael Earley                     $0                   $50,001 - $100,000
R. Barbara Gitenstein                 $0                   $50,001 - $100,000
Patrick W. Kenny                      $0                  $10,001 - $50,000(1)
Walter H. May                         $0                      Over $100,000
Jock Patton                           $0                      Over $100,000
Sheryl K. Pressler                    $0                           $0
David W. C. Putnam            $50,001 - $100,000              Over $100,000
Roger B. Vincent                      $0                    Over $100,000 and
                                                          $10,0001 - $50,000(1)
Richard A. Wedemeyer(2)               $0                   $50,001 - $100,000
TRUSTEES WHO ARE "INTERESTED PERSONS"
Shaun P. Mathews                      $0                  $10,001 - $50,000 and
                                                            Over $100,000(3)
John G. Turner                        $0                      Over $100,000

------------
(1)   Held in a deferred compensation account.

(2) Pursuant to the retirement policy adopted by the Board, Mr. Wedemeyer will retire as a Trustee on May 25, 2006 and is not being considered for election as a Trustee of the Fund.

(3)   Held in a deferred compensation account and/or a 401(k) account.

      As of December 31, 2005, none of the Independent Trustees or their immediate family members owned any shares of the Fund's investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund (not including registered investment companies).

WHAT ARE THE COMMITTEES OF THE BOARD?

      The Fund commenced operations on March 31, 2005 and therefore has not completed a full fiscal year. The information provided below is responsive as of the date of the Fund's inception through its initial fiscal year ended February 28, 2006.

      Although listed as a member of certain Committees, Mr. Wedemeyer will retire as a Trustee on May 25, 2006, pursuant to the retirement policy adopted by the Board, and is not being considered for election as a Trustee of the Fund. Following Mr. Wedemeyer's retirement, the affected Committees will continue to operate with the members discussed below. No changes to the composition of any Committee are contemplated at this time.

      AUDIT COMMITTEE. The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is attached as Appendix 1. The Charter sets forth the responsibilities of the Audit Committee. The functions of the Audit Committee include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund's audit, the Fund's financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of five (5) Trustees: Messrs. Earley, Kenny, Putnam, and Vincent and Ms. Pressler, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the 1940 Act. Mr. Earley serves as Chairperson of the Audit Committee and Mr. Kenny has been designated as the Audit Committee's financial expert under the Sarbanes-Oxley Act. During the fiscal year ended February 28, 2006, the Audit Committee held four (4) meetings.

      AUDIT COMMITTEE REPORT: As part of its oversight of the Fund's financial statements, the Audit Committee reviewed and discussed with the Adviser and KPMG LLP ("KPMG"), the Fund's independent auditor, the Fund's financial statements for the fiscal year ended February 28, 2006. The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed KPMG's independence with KPMG. The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services and fees to assure compliance with the Fund's and the Audit Committee's policies restricting KPMG from performing services that might impair their independence.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the fiscal year ended February 28, 2006, be included in the Fund's Annual Report to shareholders. The Audit Committee also recommended the selection of KPMG to serve as independent auditor for the fiscal year ending February 28, 2007.

      VALUATION, PROXY AND BROKERAGE COMMITTEE. The Board has a Valuation, Proxy and Brokerage Committee whose functions include, among others, reviewing the determination of the value of securities held by the Fund for which market valuation quotations are not readily available, overseeing management's administration of proxy voting and overseeing the effectiveness of the Adviser's compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee operates pursuant to a Charter approved by the Board. The Valuation, Proxy and Brokerage Committee currently consists of six (6) Independent
Trustees: Messrs. Boyer, May, Patton, and Wedemeyer, Ms. Chadwick and Dr. Gitenstein. Mr. May serves as Chairperson of the Valuation, Proxy and Brokerage Committee. During the fiscal year ended February 28, 2006, the Valuation, Proxy and Brokerage Committee held three (3) meetings.

      EXECUTIVE COMMITTEE. The Board has an Executive Committee whose function is to act on behalf of the full Board between Board meetings when necessary. The Executive Committee currently consists of two (2) Independent Trustees and one
(1) Trustee who is an "interested person" of the Fund, as defined in the 1940
Act: Messrs. Patton, Turner and Vincent. Mr. Patton serves as Chairperson of the Executive Committee. During the fiscal year ended February 28, 2006, the Executive Committee held two (2) meetings.

         NOMINATING AND GOVERNANCE COMMITTEE. The Board has established a Nominating and Governance Committee for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Nominating and Governance Committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and "best practices" in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.

      In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Fund's Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as

Trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations. For further details regarding the Nominating and Governance Committee's criteria for evaluating nominees please refer to the Nominating and Governance Committee's Charter which is attached as Appendix 2.

      The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Fund's Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

      During the fiscal year ended February 28, 2006, the Nominating and Governance Committee, pursuant to its Charter, engaged the services of Higdon Partners, a professional recruiting firm, to assist the Nominating and Governance Committee in identifying and evaluating two potential candidates to serve on the Board.

      The Nominating and Governance Committee currently consists of five (5)
Trustees: Dr. Gitenstein and Messrs. Kenny, May, Patton and Vincent, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the 1940 Act. Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee which operates pursuant to a Charter approved by the Board, a copy of which is attached as Appendix 2. The Charter is not available on the Fund's website. The Nominating and Governance Committee held seven (7) meetings during the fiscal year ended February 28, 2006.

      INVESTMENT REVIEW COMMITTEE. The Board has established an Investment Review Committee whose function is to monitor the investment performance of the Fund and to make recommendations to the Board with respect to the Fund. The Investment Review Committee for the international, balanced and fixed-income funds currently consists of six (6) Independent Trustees: Messrs. Boyer, May, Patton, and Wedemeyer, Ms. Pressler and Dr. Gitenstein. Mr. Boyer serves as Chairperson of the Committee. The International/Balanced/Fixed-Income Investment Review Committee operates pursuant to a Charter approved by the Board. During the fiscal year ended February 28, 2006, the International/Balanced/Fixed-Income Investment Review Committee held five (5) meetings.

      COMPLIANCE COMMITTEE. The Board has established a Compliance Committee for the purpose of coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Fund. The Compliance Committee facilitates information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee operates pursuant to a Charter approved by the Board. The Compliance Committee currently consists of five (5) Independent Trustees: Messrs. Boyer, Earley, Kenny, Patton and Putnam. Mr. Kenny serves as Chairperson of the Compliance Committee. During the fiscal year ended February 28, 2006, the Compliance Committee held five (5) meetings.

      CONTRACTS COMMITTEE. The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds, including the Fund. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee operates pursuant to a Charter approved by the Board. The Contracts Committee currently consists of seven (7) Independent Trustees: Messrs. Boyer, Kenny, May, Patton and Vincent, and Mses. Chadwick and Pressler. Mr. Vincent serves as Chairperson of the Contracts Committee. The Contracts Committee held seven (7) meetings during the fiscal year ended February 28, 2006.

HOW OFTEN DOES THE BOARD MEET?

      The Board currently conducts regular meetings eight (8) times a year. The Audit and the Valuation, Proxy and Brokerage Committees meet regularly four (4) times per year, the Investment Review Committee meets regularly six (6) times a year, the Contracts Committee meets regularly seven (7) times a year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During the fiscal year ended February 28, 2006, the Board held eight (8) meetings, including regularly scheduled and special meetings. No Trustee attended less than 75% of the Fund's Board meetings or meetings of Committees on which a Trustee served.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

      Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by the Board, and receives a fee that consists of an annual retainer and a meeting fee component.

      The Fund currently pays each Independent Trustee a pro rata share, as described below, of: (i) an annual retainer of $45,000 (Mr. Patton, as Chairperson, receives an additional annual retainer of $30,000); (ii) an additional annual retainer of $20,000 each to the Audit Committee and the Investment Review Committee Chairpersons; (iii) an additional retainer of $15,000 to the Contracts Committee Chairperson; (iv) an additional retainer of $10,000 each to the Valuation, Proxy and Brokerage Committee and Compliance Committee Chairpersons; (v) an additional retainer of $10,000 to the Nominating and Governance Committee Chairperson (the Chairperson of the Nominating and Governance Committee is paid on a quarterly basis and only if the Committee has been active. The compensation per quarter to the Chairperson is $2,500, which if the Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.); (vi) $7,000 for each in person meeting of the Board; (vii) $3,000 for attendance at any Committee meeting; (viii) $1,000 for meeting attendance as a chairperson; (ix) $2,000 per telephonic meeting; and (x) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the Funds managed by the Adviser and its affiliates for which the Trustees serve in common as Directors/Trustees.

      The Trustees who are "interested persons" of the Fund receive no compensation from the Fund.

      The following table has been provided to the Fund by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Trustees for the Fund's initial fiscal year ended February 28, 2006 for service on the Boards of the ING Funds complex.

                                             PENSION OR
                                             RETIREMENT                            TOTAL
                                               BENEFITS                         COMPENSATION
                                              ACCRUED AS       ESTIMATED        FROM FUND AND
                              AGGREGATE        PART OF          ANNUAL          FUND COMPLEX
       NAME                  COMPENSATION       FUND         BENEFITS UPON        PAID TO
    OF TRUSTEE               FROM FUND(1)     EXPENSES        RETIREMENT(2)      TRUSTEES(3)
------------------------   ---------------  --------------  ---------------   -----------------
John V. Boyer                  $5,234            N/A             N/A              $206,000
Patricia W. Chadwick(4)        $4,682            N/A             N/A              $  7,000
J. Michael Earley              $4,844            N/A             N/A              $183,000
R. Barbara Gitenstein          $4,526            N/A             N/A              $170,000

                                                PENSION OR
                                               RETIREMENT                            TOTAL
                                                 BENEFITS                         COMPENSATION
                                                ACCRUED AS       ESTIMATED        FROM FUND AND
                                AGGREGATE        PART OF          ANNUAL          FUND COMPLEX
           NAME                COMPENSATION       FUND         BENEFITS UPON        PAID TO
        OF TRUSTEE             FROM FUND(1)     EXPENSES        RETIREMENT(2)      TRUSTEES(3)
---------------------------  ---------------  --------------  ---------------   ----------------
Patrick W. Kenny                 $4,268            N/A             N/A             $158,000(5)
Shaun P. Mathews(6)              $    0            N/A             N/A             $      0
Walter H. May                    $4,807            N/A             N/A             $187,000
Thomas J. McInerney(6) (7)       $    0            N/A             N/A             $      0
Jock Patton                      $6,660            N/A             N/A             $254,000
Sheryl K. Pressler(4)            $4,823            N/A             N/A             $  10,000
David W.C. Putnam                $3,353            N/A             N/A             $127,000
John G. Turner(6)                $    0            N/A             N/A             $      0
Roger B. Vincent                 $5,820            N/A             N/A             $224,000(5)
Richard A. Wedemeyer(8)          $5,197            N/A          $262,000           $205,000


------------
(1) The Aggregate Compensation from the Fund for each Trustee has been annualized to reflect revised compensation payable for a full fiscal year.

(2) The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service. A Trustee may elect to receive payment of his or her retirement benefit in a lump sum or in three substantially equal payments. If no such election is made, the retirement benefit will be paid in one lump sum. The amount reflected is compensation from all Funds in the Fund Complex.

(3) Trustee compensation includes compensation paid by Funds that are not discussed in this Proxy. As of February 28, 2006, the Fund Complex consisted of 174 registered investment companies or series thereof.

(4) Commenced services as a Trustee on January 18, 2006. Actual aggregate compensation paid to Mses. Chadwick and Pressler by the Fund for fiscal year ended February 28, 2006 was $197 and $281, respectively.

(5) During fiscal year ended February 28, 2006, Messrs. Kenny and Vincent deferred $15,468 and $19,510, respectively, of their compensation payable by the Fund Complex.

(6) An "interested person" of the Fund, as defined in the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(7)   Resigned as a Trustee on April 28, 2006.

(8) Pursuant to the retirement policy adopted by the Board, Mr. Wedemeyer will retire as a Trustee on May 25, 2006 and is not being considered for election as a Trustee of the Fund.

ARE THE TRUSTEES REQUIRED TO ATTEND THE ANNUAL MEETING?

      The Fund has no formal policy regarding Trustee attendance at meetings of the Fund's shareholders.

WHO ARE THE OFFICERS OF THE FUND?

      The Fund's officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The chart below lists the officers of the Fund. The address for the officers of the Fund is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                                    TERM OF OFFICE AND
      NAME                 POSITIONS HELD            LENGTH OF TIME                      PRINCIPAL OCCUPATION(s)
    AND AGE                WITH THE FUND               SERVED(1)                       DURING THE LAST FIVE YEARS
-------------------     --------------------     ---------------------------     -----------------------------------------
JAMES M. HENNESSY        President and Chief      January 2005 - Present          President and Chief Executive
                         Executive Officer                                        Officer, ING Investments, LLC(2)
Age: 57                                                                           (December 2000 - Present).  Formerly,
                                                                                  Chief Operating Officer, ING
                                                                                  Investments, LLC(2) (December 2000 -
                                                                                  March 2006).

JOSEPH M. O'DONNELL      Executive Vice           March 2006 - Present            Chief Compliance Officer of the ING
                         President                                                Funds (November 2004 - Present) and
Age: 51                                                                           ING Investments, LLC(2), ING Life
                         Chief Compliance         January 2005 - Present          Insurance and Annuity Company and
                         Officer                                                  Directed Services, Inc. (March 2006 -
                                                                                  Present).  Formerly, Vice President,
                                                                                  Chief Legal Counsel, Chief Compliance
                                                                                  Officer and Secretary of Atlas
                                                                                  Securities, Inc., Atlas Advisers,
                                                                                  Inc. and Atlas Funds (October 2001 -
                                                                                  October 2004); and Chief Operating
                                                                                  Officer and General Counsel of
                                                                                  Matthews International Capital
                                                                                  Management LLC and Vice President and
                                                                                  Secretary of Matthews International
                                                                                  Funds (August 1999 - May 2001).

                                                    TERM OF OFFICE AND
      NAME                 POSITIONS HELD            LENGTH OF TIME                      PRINCIPAL OCCUPATION(s)
    AND AGE                WITH THE FUND               SERVED(1)                       DURING THE LAST FIVE YEARS
-------------------     --------------------     ---------------------------     -----------------------------------------
ROBERT S. NAKA           Executive Vice           March 2006 - Present            Executive Vice President and Chief
                         President and Chief                                      Operating Officer, ING Funds
Age: 42                  Operating Officer                                        Services, LLC(3) and ING Investments,
                                                                                  LLC(2) (March 2006 - Present); and
                         Assistant Secretary                                      Assistant Secretary, ING Funds
                                                  January 2005 - Present          Services, LLC(3) (October 2001 -
                                                                                  Present).  Formerly, Senior Vice
                                                                                  President, ING Funds Services, LLC(3)
                                                                                  and ING Investments, LLC(2) (August
                                                                                  1999 - March 2006).

MICHAEL J. ROLAND        Executive Vice           January 2005 - Present          Executive Vice President, ING
                         President                                                Investments, LLC(2) (December 2001 -
Age: 47                                                                           Present).  Formerly, Chief Compliance
                                                                                  Officer, ING Investments, LLC(2), ING
                                                                                  Life Insurance and Annuity Company
                                                                                  and Directed Services, Inc. (October
                                                                                  2004 - December 2005);  Chief
                                                                                  Financial Officer and Treasurer, ING
                                                                                  Investments, LLC(2) (December 2001 -
                                                                                  March 2005); and Senior Vice
                                                                                  President, ING Investments, LLC(2)
                                                                                  (June 1998 - December 2001).

STANLEY D. VYNER         Executive Vice           January 2005 - Present          Executive Vice President, ING
                         President                                                Investments, LLC(2) (July 2000 -
Age: 55                                                                           Present); and Chief Investment Risk
                                                                                  Officer (January 2003 - Present).
                                                                                  Formerly, Chief Investment Officer of
                                                                                  the International Portfolios, ING
                                                                                  Investments, LLC(2) (August 2000 -
                                                                                  January 2004).

                                                      TERM OF OFFICE AND
     NAME                 POSITIONS HELD                LENGTH OF TIME               PRINCIPAL OCCUPATION(s)
    AND AGE                WITH THE FUND                   SERVED(1)               DURING THE LAST FIVE YEARS
--------------------    ----------------------     -----------------------      ----------------------------------
TODD MODIC              Senior Vice                May 2005 - Present           Senior Vice President, ING Funds
                        President,                                              Services, LLC(3) (April 2005 -
Age: 38                 Chief/Principal                                         Present).  Formerly, Vice
                        Financial Officer                                       President, ING Fund Services,
                        and Assistant                                           LLC(3) (September 2002 - March
                        Secretary                                               2005); and Director of Financial
                                                                                Reporting, ING Investments,
                                                                                LLC(2) (March 2001 - September
                                                                                2002).

KIMBERLY A. ANDERSON    Senior Vice                January 2005 - Present       Senior Vice President  and
                        President                                               Assistant Secretary, ING
Age: 41                                                                         Investments, LLC(2) (October
                                                                                2003 - Present).  Formerly, Vice
                                                                                President, ING Investments,
                                                                                LLC(2) (January 2001 - October
                                                                                2003).

ROBYN L. ICHILOV        Vice President             January 2005 - Present       Vice President and Treasurer, ING
                                                                                Funds Services, LLC(3) (October
Age: 38                                                                         2001 - Present) and ING
                                                                                Investments, LLC(2) (August 1997
                                                                                 -  Present).

LAUREN D. BENSINGER     Vice President             January 2005 - Present       Vice President and Chief
                                                                                Compliance Officer, ING Funds
Age: 52                                                                         Distributor, LLC(4) (July 1995 -
                                                                                Present); and Vice President
                                                                                (February 1996 - Present) and
                                                                                Director of Compliance (October
                                                                                2004 - Present), ING
                                                                                Investments, LLC(2).  Formerly,
                                                                                Chief Compliance Officer, ING
                                                                                Investments, LLC(2) (October
                                                                                2001 - October 2004).

                                                      TERM OF OFFICE AND
     NAME                 POSITIONS HELD                LENGTH OF TIME               PRINCIPAL OCCUPATION(s)
    AND AGE                WITH THE FUND                   SERVED(1)               DURING THE LAST FIVE YEARS
--------------------    ----------------------     -----------------------      ----------------------------------
MARIA M. ANDERSON       Vice President             January 2005 - Present       Vice President, ING Funds
                                                                                Services, LLC(3) (September 2004
Age: 47                                                                          -  Present).  Formerly, Assistant
                                                                                Vice President, ING Funds
                                                                                Services, LLC(3) (October 2001 -
                                                                                September 2004); and Manager of
                                                                                Fund Accounting and Fund
                                                                                Compliance, ING Investments,
                                                                                LLC(2) (September 1999 -
                                                                                October 2001).

MARY A. GASTON          Vice President             May 2005 - Present           Vice President, ING Fund
                                                                                Services, LLC(3) (April 2005 -
Age: 40                                                                         Present).  Formerly, Assistant
                                                                                Vice President, Financial
                                                                                Reporting, ING Funds Services,
                                                                                LLC(3) (April 2004 - April 2005);
                                                                                Manager, Financial Reporting,
                                                                                ING Funds Services, LLC(3)
                                                                                (August 2002 - April 2004); and
                                                                                Controller Z Seven Fund, Inc. and
                                                                                Ziskin Asset Management, Inc.
                                                                                (January 2000 - March 2002).

KIMBERLY K. PALMER      Vice President             March 2006 - Present         Vice President, ING Funds
                                                                                Services, LLC(3) (March 2006 -
Age: 49                                                                         Present).  Formerly, Assistant
                                                                                Vice President, ING Funds
                                                                                Services, LLC(3) (August 2004 -
                                                                                March 2006); Manager,
                                                                                Registration Statements, ING
                                                                                Funds Services, LLC(3) (May
                                                                                2003 - August 2004); Associate
                                                                                Partner, AMVESCAP PLC
                                                                                (October 2000 - May 2003); and
                                                                                Director of Federal Filings and
                                                                                Blue Sky Filings, INVESCO
                                                                                Funds Group, Inc. (March 1994 -
                                                                                May 2003).

                                                      TERM OF OFFICE AND
     NAME                 POSITIONS HELD                LENGTH OF TIME               PRINCIPAL OCCUPATION(s)
    AND AGE                WITH THE FUND                   SERVED(1)               DURING THE LAST FIVE YEARS
--------------------    ----------------------     -----------------------      ----------------------------------
SUSAN P. KINENS         Assistant Vice             January 2005 - Present       Assistant Vice President, ING
                        President                                               Funds Services, LLC(3) (December
Age: 29                                                                         2002 - Present); and has held
                                                                                various other positions with ING
                                                                                Funds Services, LLC(3) for more
                                                                                than the last five years.

HUEY P. FALGOUT, JR.    Secretary                  January 2005 - Present       Chief Counsel, ING Americas,
                                                                                U.S. Legal Services (September
Age: 42                                                                         2003 - Present).  Formerly,
                                                                                Counsel, ING Americas, U.S.
                                                                                Legal Services (November 2002 -
                                                                                November 2003); and Associate
                                                                                General Counsel, AIG American
                                                                                General (January 1999 -
                                                                                November 2002).

THERESA K. KELETY       Assistant                  January 2005 - Present       Counsel, ING Americas, U.S.
                        Secretary                                               Legal Services (April 2003 -
Age: 43                                                                         Present).  Formerly, Senior
                                                                                Associate with Shearman &
                                                                                Sterling (February 2000 - April
                                                                                2003).

ROBIN R. NESBITT        Assistant                  January 2005 - Present       Counsel, ING Americas, U.S.
                        Secretary                                               Legal Services (April 2006 -
Age: 32                                                                         Present).  Formerly, Supervisor,
                                                                                Board Operations, ING Funds
                                                                                Services, LLC(3) (August 2003 -
                                                                                April 2006); Senior Legal Analyst,
                                                                                ING Funds Services, LLC(3)
                                                                                (August 2002 - August 2003);
                                                                                and Associate,
                                                                                PricewaterhouseCoopers (January
                                                                                2001 - August 2001).

-------------------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

      The Fund does not pay its officers for the services they provide to the Fund. Instead, the officers, who are also officers or employees of the Adviser or its affiliates, are compensated by the Adviser or its affiliates.

WHO ARE THE FUND'S ADVISER, DISTRIBUTOR AND ADMINISTRATOR?

      ING Investments, LLC serves as the investment adviser to the Fund, ING Funds Distributor, LLC serves as the Fund's distributor and ING Funds Services, LLC serves as the Fund's administrator. The principal office of the investment adviser, the distributor and the administrator is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. ING Investment Management Advisors B.V. serves as sub-adviser to the Fund. The principal office of the sub-adviser is Prinses Beautrixlaan 15, The Hague, The Netherlands. The investment adviser, the sub-adviser, the distributor and the administrator are all indirect, wholly-owned subsidiaries of ING Groep N.V. and are affiliated with one another.

WHO ARE THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS?

      The accounting firm of KPMG currently serves as the independent auditor for the Fund. The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Fund for the fiscal year ending February 28, 2007.

      The following table shows fees paid to KPMG for professional audit services during the Fund's most recent fiscal period from March 31, 2005, when the Fund commenced operations, to its initial fiscal year ended February 28, 2006, as well as fees billed for other services rendered by KPMG to the Fund.

                                               2006
                                               ----
Audim Fees (1)                                $64,000
Audit-Related Fees (2)                        $     0
Tax Fees (3)                                  $50,300
All Other Fees (4)                            $     0

------------
(1) Audit fees consist of fees billed for professional services rendered for the audit of the Fund's year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2) Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund's consolidated financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3) Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4) All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

      The aggregate non-audit fees billed by KPMG for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund from March 31, 2005, when the Fund commenced operations, to its initial fiscal year ended February 28, 2006, was $234,850.

      All of the services described in the table above were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Fund provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

      The Audit Committee of the Board will periodically consider whether KPMG's receipt of non-audit fees from the Fund, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Fund is compatible with maintaining the independence of KPMG.

      KPMG has advised the Fund that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Fund. Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

                                 GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

      The Board has named Todd Modic and Huey P. Falgout, Jr. as proxies of the Fund. If you follow the instructions when you vote, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot but do not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE ANNUAL MEETING?

      If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I WANT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

      The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you expect to attend the Annual Meeting in person, please notify the Fund by calling 1-800-992-0180.

WHAT ARE MY VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

      Each share of Common Shares of the Fund is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. A majority of the outstanding shares of the Fund on the Record Date entitled to vote for the Proposal, present in person or represented by proxy, must be present to constitute a quorum.

      If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against the Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposal.

      The Fund expects that, before the Annual Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

      If a shareholder abstains from voting as to the Proposal, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum. A plurality of the votes duly cast is required for the election of a Trustee (i.e., the nominee receiving the greatest number of votes will be elected). Abstentions and broker non-votes therefore will not have an effect on the election of a Trustee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the New York Stock Exchange. Such persons are required by the U.S. Securities and Exchange Commission (the "SEC") regulations to furnish the Fund with copies of all such filings.

      Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Fund believes that during the fiscal year ended February 28, 2006, its Reporting Persons complied with all applicable filing requirements. As a result of an internal review of the procedures surrounding compliance with Section 16(a) of the 1934 Act and
Section 30(h) of the 1940 Act, certain employees of affiliated entities will be added as Reporting Persons required to file Forms 3, 4 and 5 with respect to the Fund. For this reason, the Fund has been advised that the following persons have filed, or will be filing, Form 3 for the first time subsequent to the required date, and Form 4, as applicable: Lydia Homer, Twan Philipsen, Marten O. Nijkamp, M.F.M. van Elk, Angelien Kemna, Maes van Lanschot, Al Denholm, Nicolas Simar, Moudy El Khodr, Bas Peeters, Frank Van Etten and Willem Van Dommelen.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES.

      Shareholders may send other communications to the Board of Trustees, a Committee thereof, or an individual Trustee. Such communications should be sent to the Fund's Secretary at the address on the front of this Proxy Statement.

WHAT IS THE DEADLINE FOR SUBMITTING A SHAREHOLDER PROPOSAL FOR THE FUND'S 2007 ANNUAL MEETING?

      It is anticipated that the next annual meeting of the Fund will be held in June 2007 but the exact date, time and location of such meeting have yet to be determined. Any proposals of shareholders that are intended to be presented at the Fund's next annual meeting must be in writing and received at the Fund's principal executive offices no later than January 9, 2007, in order for the proposal to be considered for inclusion in the Fund's proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Fund's proxy statement or presentation at the meeting.

      In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the company's bylaws. As the Fund's bylaws do not contain such an advance notice provision, for the Fund's 2007 Annual Meeting of shareholders, shareholders must submit to the Fund written notice of a shareholder proposal on or before March 23, 2007.

      PLEASE VOTE BY RETURNING YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                              /s/ Huey P. Falgout, Jr.
                                              -------------------------------
                                              Huey P. Falgout, Jr.
                                              Secretary

                                              May 9, 2006

                                   APPENDIX 1

                                     CHARTER
                                     OF THE
                                    ING FUNDS
                                 AUDIT COMMITTEE

      A. ESTABLISHMENT OF THE COMMITTEE

      The Audit Committees (collectively, the "Committee") of each of the Boards of Directors/Trustees (1) (collectively, the "Board") of the ING Funds (each a "Fund," collectively, the "Funds" (2)) set out on Exhibit A hereto, as such exhibit may be amended from time to time, shall be governed in accordance with this ING Funds Audit Committee Charter (this "Charter").

      B. PURPOSE

      The purpose of the Committee is to (1) oversee each Fund's accounting and financial reporting processes and its internal controls; (2) oversee the quality and objectivity of the Fund's financial statements and the independent audit of those financial statements; and (3) act as a liaison between the Fund's independent auditors and the full Board.

      The function of the Committee is oversight. Management of the Funds is responsible for the preparation, presentation and integrity of the Funds' financial statements. Management also is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews of the Funds' financial statements.

      In fulfilling their responsibilities under this Charter, it is recognized that members of the Committee are not employees of the Funds and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set

-----------
(1) These include: the Boards of Directors or Trustees of each of the Funds listed under Paragraph I on Exhibit A (the "Unified Board"); and the Boards of Directors or Trustees of each of the Funds set listed under Paragraph II on Exhibit A (the "ING Funds (former Aetna) Board").

(2) Reference in this Charter to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Committee at issue. No provision in this Charter is intended to impose any duty upon a particular Fund's Committee with respect to any other Funds.

                                       1-1
auditor independence standards, and the Committee and its members are not providing any expert or special assurance as to the Funds' financial statements or any professional certification as to the independent auditors' work. Absent actual knowledge to the contrary, each member of the Committee will be entitled to rely upon (1) the integrity of those persons and organizations within and outside the Funds from whom the Committee receives information; (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations; and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Funds.

      The Committee will have access, as deemed necessary or appropriate by the Committee, to the applicable Funds' trustees or directors, their independent auditors and Fund counsel and the executive and financial management of the Funds. The Committee may also seek to meet with internal audit staff of the Funds' investment adviser, administrator or accounting agent. The Committee may meet with any such persons without the participation of any other representatives of Fund management.

      C. MEETINGS

      The Committee will meet, in person or by telephone, at least twice each fiscal year of a Fund, and the chair of the Committee or a majority of the members may call telephonic or in-person special meetings of the Committee as circumstances require. In order to foster open communication, the Committee may meet privately in separate executive sessions with management and the independent auditors and as a committee to discuss any matters that the Committee, management or the independent auditors believe should be discussed separately.

      A majority of the Committee's members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will determine any matter submitted to a vote. The Committee will keep minutes of its meetings, which will be available to the Board for its review.

      D. COMMITTEE MEMBERS; AUDIT COMMITTEE FINANCIAL EXPERT

      1. Members. The members of the Committee are identified on Exhibit B to this Charter, as such Exhibit may be amended from time to time to reflect changes in Committee membership. The Board will review and consider Committee membership annually. No "interested person" of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") may be a member of the Committee. The Committee members may appoint a chairperson from its members.

      2. Audit Committee Financial Expert. Unless the Board determines that no member of the Committee qualifies as an audit committee financial expert, the Board will identify one (or in the Board's discretion, more than one) member of the Committee as an audit committee financial expert in accordance with the criteria set

                                      1-2
out below. The Committee is not required to have an audit committee financial expert.

- To be identified as an audit committee financial expert, the Committee member must have the following attributes: (a) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (b) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Funds' financial statements, or experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.

- A Committee member may acquire the attributes required of an audit committee financial expert through any combination of the following: (a) education and experience as a public accountant or auditor, or a principal financial officer, controller, principal accounting officer of a company, or experience in one or more positions that involve the performance of similar functions; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (c) experience overseeing or assessing the performance of companies or public accountants in the preparation, audit or evaluation of financial statements; or (d) -- other experience determined by the Board as relevant to the inquiry of whether the Committee member qualifies as an audit committee financial expert.

The attributes and experience required for identification as an audit committee financial expert under this Charter will be identical to, and are qualified in their entirety by, those set out in the rules of the Securities and Exchange Commission ("SEC") in Form N-CSR. The identification of a Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Committee members in general.

      E. PRE-APPROVAL OF SERVICES

      1. Pre-Approval of Audit Services. The Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to a Fund by its independent auditors. The Committee will not grant such approval to any auditors that are proposed to perform an audit for a Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund or any other entity within

                                      1-3
the ING investment company complex that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the 1-year period (or such other period acceptable under the SEC rules) preceding the date of initiation of such audit.

      2. Pre-Approval of Non-Audit Services. The Committee must pre-approve any non-audit services to be provided to a Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions(3)) provided that a Fund's auditors will not provide the following non-audit services to a Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.(4) Pre-approval with respect to Non-Fund Entities. The Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of a Fund (except those within applicable de minimis statutory or regulatory exceptions(5)) to be provided by the Fund's auditors to
(a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund. (6) The Committee may approve audit and non-audit services on a

-------------
(3) No pre-approval is required as to non-audit services provided to a Fund if:
    (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) THESE SERVICES WERE NOT RECOGNIZED BY THE FUND AT THE TIME OF THE ENGAGEMENT TO BE NON-AUDIT SERVICES; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

(4) With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

(5) For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund; (b) THESE SERVICES WERE NOT RECOGNIZED BY THE FUND AT THE TIME OF THE ENGAGEMENT TO BE NON-AUDIT SERVICES; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

                                      1-4
case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed promptly of each service, or use a combination of these approaches.

      3. Delegation. The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Committee at its next scheduled meeting.

      F. RELATIONSHIP WITH AUDITORS AND MANAGEMENT

      1. Auditor Qualifications. The Committee will, at least annually, review the qualifications of the Funds' independent auditors.

- The Committee will inquire as to whether the auditors are independent. This inquiry will take into consideration whether the auditors provide any consulting or other non-audit services to the Fund, its adviser and other entities in the ING investment company complex and their potential effect on the issue of independence. The Committee will secure from Fund auditors an annual representation of the auditors' independence under applicable standards of independence established from time to time by the SEC and other regulatory and professional authorities.

- The Committee will review the fees charged by the auditors for audit and non-audit services and may make recommendations to the Board or the independent members of the Board with respect to the approval of audit and non-audit service fee estimates. As part of its review, the Committee will annually obtain from the independent auditors a summary of any non-audit services provided to the Fund and the ING investment company complex and the fees billed for non-audit services to the Fund and other entities in the ING investment company complex.

      2. Rotation of Audit Partners. The Committee will seek assurances that any of the auditors' personnel who serve as lead and concurring audit partners(7) to

----------------

(6) No pre-approval is required by the Committee as to non-audit services provided to: (a) the Fund's sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser; (b) another Fund in the ING investment company complex (unless otherwise required to pre-approve services to such other Fund in accordance with this Charter), or (c) other entities within the ING investment company complex that do not provide services to that Fund.

(7) "Audit Partner" means a member of a Fund's audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Fund's financial statements or who maintains regular contact with the Fund's management and the Committee. The term includes lead and concurring partners and partners

                                      1-5
a Fund are rotated every five years, followed by a five-year "time out" period, and that those who serve as audit partners (other than lead or concurring audit partners) are subject to a seven-year rotation period, with a two-year "time out" period.(8) Audit partners may not serve other Funds in the ING investment company complex during their "time out" periods.

      3. Meetings with Auditors. The Committee will meet with the Funds' independent auditors for the purposes set out below. The Committee may determine to conduct these meetings outside the presence of Fund management.

- Prior to an audit, the Committee will review with auditors the arrangements for and scope of the annual audit and any special audits

- At the conclusion of each audit, the Committee will review the audit with the independent auditors, including the auditors' comments or recommendations and the form of opinion the auditors propose to render or have rendered to the Board and Fund shareholders. The Committee also will discuss with the auditors any matters of concern relating to the Funds' financial statements, including adjustments to such statements recommended by the auditors or other results of the audit.

- The Committee will receive from the auditors, at least annually and prior to filing each Fund's annual report, the auditors' report as to: (a) all critical accounting policies and practices to be used in preparing the annual report; (b) all alternative treatments within GAAP for policies and practices that have been discussed with Fund management, including ramifications of the use of such alternative disclosures and treatments and the treatments preferred by the independent auditors; and (c) written communications between the auditors and Fund management that are material to the financial statements, such as any management letter or schedule of unadjusted differences; (d) a description of all non-audit services provided, including fees associated with the services, to the ING investment company complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and
      (e) any other matters of concern relating to a Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are

    -------------
    who provide more than 10 hours of audit, review or attest services in connection with the Fund's financial statements.

(8) The rotational periods will be phased in as follows: (1) lead partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2003 counts; (2) concurring partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2004 counts; (3) all other partners will receive a "fresh start" for audits for years beginning after May 6, 2003, so that fiscal years ending in 2004 constitute the first year of a seven-year rotation period. For investment companies, the SEC accepts an extended "year," to encompass the fiscal year ends of all funds in a fund complex.

                                      1-6
      immaterial, both individually and in aggregate, to the financial statements taken as a whole. If these communications are not made within 90 days prior to the Funds' annual filing, the Committee will receive from the independent auditors any reported updates to the information within 90 days prior to the Funds' annual filing. The Committee may discuss these matters with management.

- The Committee from time to time will discuss with auditors the adequacy and effectiveness of internal controls and procedures for each Fund and the quality of staff implementing those controls and procedures. The Committee will consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's compliance with these policies and controls and will make recommendations to the Board with respect to any further actions necessary or desirable in response to such auditor comments.

- The Committee will meet with Fund auditors for such other purposes as the Committee may deem necessary or appropriate.

      4. Discussions with Management. The Committee may, as deemed necessary or appropriate by the Committee, discuss with management the following: (1) unusual accounting issues; (2) the nature of any unusual or significant commitments or contingent liabilities; (3) any significant difference in format or disclosure from that adopted by other investment companies; (4) the procedures and controls of management, including the adequacy and effectiveness of internal controls and procedures and the quality of staff implementing those controls and procedures;
(5) if the Fund's investment adviser has internal audit staff, the staff's objectives and resources; and (6) such other matters as the Committee deems appropriate.

      5. Changes in Accounting Principles or Practices. The Committee will consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors. The Committee may consider whether proposed changes will have a significant effect on the amounts reported for a current year or may have an effect in the future, management's and the independent auditors' concurrence with the change and management's or the auditors' underlying rationale for the change. The Committee will discuss with management and the independent auditors the significance and potential effect of any changes in accounting policies proposed by the independent auditors or by management.

      6. Illegal Acts and Other Matters. As necessary the Committee will review with the independent auditors and management any "illegal act," as defined in
Section 10A of the 1934 Act and required by that statute to be reported to the Committee and any other significant issues reported to the Committee that could have a material effect on a Fund's financial statements. The Committee will seek assurances from management that appropriate remedial actions are taken with respect to any such illegal act identified by the independent auditors. The Committee also may review with management and the independent auditors any compliance matter

                                      1-7
and any comments or criticisms that the staff of the SEC brought to the attention of the Committee or management, and may develop a recommendation to management.(9) The Committee will report all such matters to the full Board no later than the next regular meeting of the Board. The Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

      7. Receive Certifying Officers' Reports. The Committee will receive, in accordance with regulations adopted by the SEC, reports from each Fund's principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) significant deficiencies in the design or operation of internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data; (b) material weaknesses in internal controls; and (c) fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls.

      G. OTHER

      1. Review Charter. The Committee will review this Charter (including any addendum to the Charter, if applicable) at least annually and will make recommendations with respect to any amendment or supplement to the Charter it determines to be necessary or desirable.

      2. Counsel Reports. If the Board has not established a qualified legal compliance committee, the Committee will receive and investigate reports of counsel required to be submitted to it by the rules of the SEC that establish standards of professional conduct for attorneys practicing before the SEC.

      3. Amendments. If the Audit Committee is composed of all of the members of the Board who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act, the Committee may amend this Charter by vote of a majority of Committee members. If the Audit Committee is composed of fewer than all of the members of the Board who are not "interested persons," the Committee will recommend any amendment to the full Board, and the Board may amend this Charter by a vote of a majority of its members who are not "interested persons."

      4. Board Communications. At least annually, the Committee will report to the Board a summary of its activities, conclusions and recommendations, unless the Committee is comprised of all of the independent directors/trustees of the Board.

      5. Records. A copy of this Charter will be maintained by the Funds in an easily accessible place.

---------------
(9) The Committee may make recommendations to management with respect to any illegal act, significant matter or compliance matter, and its recommendations are not limited to matters related only to accounting and financial reporting.

                                      1-8

                                    ADDENDUM

                                     TO THE
                             AUDIT COMMITTEE CHARTER
                                 WITH RESPECT TO
                                CLOSED-END FUNDS

      As an issuer listed on the New York Stock Exchange ("NYSE"), Closed-End Funds (the "Fund") must comply with the rules and regulations of the NYSE, which include, among other things, standards for audit committees of listed issuers. Therefore, the Board of Trustees of the Fund (the "Board") has adopted this Addendum ("Addendum") to the ING Funds Audit Committee Charter (the "Charter"). This Addendum sets forth additional requirements for the Audit Committee (the "Committee") of the Fund. The terms and provisions of the Charter remain applicable to the Fund, as modified or supplemented by this Addendum.

A. PURPOSE OF THE COMMITTEE

      In addition to the purpose of the Committee set out in paragraph B of the Charter, the Committee will serve the following purposes: (1) to assist Board oversight of (a) the integrity of the Fund's financial statements; (b) the Fund's compliance with legal and regulatory requirements; (c) the independent auditors' qualifications and independence; and (d) the performance of any internal audit staff and the independent auditors; and (2) to prepare the report that SEC rules require be included in the Fund's annual proxy statement.

      The Committee will have the authority to engage, on the Fund's behalf, outside independent counsel and other advisers as it deems necessary to carry out its duties. The Committee will determine the appropriate levels of funding for payment of (a) compensation of the independent auditors; (b) compensation of any advisors employed by the Committee under the Charter; and (c) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties under the Charter.

B. INDEPENDENCE OF COMMITTEE MEMBERS

      1. Independence. The Committee will have at least three members. Each such member shall not be an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") and shall satisfy applicable independence standards established by the NYSE, except for any such independence standards which the NYSE has indicated need not apply with respect to closed-end investment companies that are registered under the 1940 Act.

      2. Compensation. The only compensation a Committee member may receive from the Fund is directors' or trustees' fees, provided that a Committee member who is a former employee of the Fund or its investment adviser may receive

                                      1-9
deferred compensation if the deferred compensation is not contingent on continued service.

C. RELATIONSHIP WITH INDEPENDENT AUDITORS

      1. Selection and Termination of Independent Auditors. The Committee will be responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each independent auditor will report directly to the Committee. The Committee has the ultimate authority and responsibility to appoint and, when appropriate, replace the independent auditors, and, if applicable, to nominate the independent auditors to be proposed for shareholder ratification in any proxy statement. The Committee will set clear hiring policies for employees or former employees of the independent auditors. The Committee will also be responsible for determining auditor compensation. The Committee will recommend the selection of the independent auditors for ratification by the vote of a majority of all of the Fund's independent trustees in accordance with Section 32(a) of the 1940 Act.

      2. Significant Non-audit Relationships. The Committee will have sole authority to approve any significant non-audit relationships with the Fund's independent auditors.

      3. Rotation of Auditors. In addition to assuring that the lead, concurring and other audit partners are rotated in accordance with paragraph F(2) of the Charter and as required by law, the Committee will consider whether there should be a regular rotation of the Fund's independent auditing firm.

      4. Annual Auditors' Report. At least annually, the Committee will obtain and review a report by the independent auditors describing: (a) the auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits of any issuer carried out by the auditors, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditors and the Funds, for purposes of assessing the auditors' independence. The Committee also will consider any reports or communications (and management's responses to such reports or communications) submitted by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented.

D. DISCUSSIONS WITH AUDITORS AND MANAGEMENT

      1. Annual Financial Statements. The Committee will discuss the annual audited financial statements with management and the independent auditors, including the Funds' disclosures under "Management's Discussion of Fund Performance."

                                      1-10

      2. Press Releases and Other Information. The Committee will discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

      3. Risk Management. The Committee will discuss with management and the independent auditors policies with respect to risk assessment and risk management. The Committee will report any material risks of a type not previously approved by the Board identified during such discussions to the Board.

      4. Ongoing Dialogue. The Committee periodically will meet with management, with any internal audit staff of the Fund and with the independent auditors. The Committee will review with the independent auditor any audit problems or difficulties and management's response.

E. OTHER

      1. Establishment of Procedures. The Committee will establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund of concerns regarding questionable accounting, internal control or auditing matters.

      2. Self-Evaluation. The Committee, on an annual basis, must evaluate its performance with respect to its duties and responsibilities.

      3. Written Affirmation. The Board shall establish procedures for the Fund's providing a "Written Affirmation" to the NYSE at the time of any changes in the composition of the Committee, and on an annual basis within one month of the Fund's annual shareholder meeting regarding: (a) any determination that the Board has made regarding the independence of directors/trustees in accordance with Rule 303.01(B)(3) of the NYSE Listed Company Manual; (b) the financial literacy of Committee members; (c) the determination that at least one Committee member has accounting or related financial management expertise; and (d) the annual review and reassessment of the adequacy of the Charter and this Addendum.

      4. Reporting. The Committee will approve the content of any report the substance of which is required by the rules of the SEC to be included in the proxy statement for the Fund.

      5. Board Communications. The Committee will periodically report to the Board.

                                      1-11

                                    EXHIBIT A

I. FUNDS UNDER THE DIRECTION OF THE UNIFIED BOARD:

                               ING INVESTORS TRUST
                                ING EQUITY TRUST
                                 ING FUNDS TRUST
             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
                ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

II. FUNDS UNDER THE DIRECTION OF THE ING FUNDS (FORMER AETNA) BOARD:

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                       ING VP INTERMEDIATE BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

                                      1-12

                                    EXHIBIT B

                         LIST OF AUDIT COMMITTEE MEMBERS

UNIFIED BOARD:

J. Michael Earley                    Independent Director and Chairman
Patrick W. Kenny                     Independent Director
Roger B. Vincent                     Independent Director
David W.C. Putnam                    Independent Director
Sheryl K. Pressler                   Independent Director

ING FUNDS (FORMER AETNA) BOARD:

Corine T. Norgaard                   Independent Director and Chairman
Joseph E. Obermeyer                  Independent Director and Vice Chairman
Maria T. Fighetti                    Independent Director
Albert E. DePrince, Jr.              Independent Director
Sidney Koch                          Independent Director
Edward T. O'Dell                     Independent Director

                                      1-13

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

                                   APPENDIX 2

                                    ING FUNDS
                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I. PURPOSE:

      The Nominating and Governance Committee (the "Committee") is a committee of the ING Funds Board of Directors and Trustees (the "Board"). The Board hereby delegates to the Committee the duty: (1) to identify and recommend for nomination candidates to serve as Board members who are not "interested persons" of the Funds ("Independent Board Members") as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"); (2) to evaluate and make recommendations to the full Board regarding potential Board candidates who are "interested persons" of the Fund ("Interested Persons") as that term is defined by the 1940 Act; (3) to review periodically the workload and capabilities of Independent Board Members and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board are warranted; (4) to monitor regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities, the creation of additional committees or changes to other Trustee policies and procedures in light of rule changes and reports concerning "best practices" in corporate governance; (5) in consultation with the Chair of the Board, to review periodically the compensation of the Independent Board Members and to recommend any changes for the consideration by the Independent Board Members; (6) to oversee the Board's annual self-evaluation process; and (7) to perform such other duties as may from time to time be assigned by the Board or by the Board Chair.

II. COMMITTEE COMPOSITION:

      The Committee shall be comprised of four or more Board members as determined from time to time by the Board. Each member of the Committee shall be an Independent Board Member. The Board shall elect Committee members at least annually. Any member of the Board may nominate candidates for such positions. The Committee shall select one of its members to be the Chairperson at least annually. Committee members and the Chairperson can serve as many consecutive terms as the Board and the Committee, respectively, deem appropriate.

III. MEETINGS:

      The Committee shall meet at least twice a year. Meetings may be in person or by telephone, and may be called by the Chairperson or a majority of Committee members with reasonable advance notice. The Committee shall maintain minutes of its meetings. A quorum shall consist of a majority of Committee members.

                                      2-1

IV. COMMITTEE OPERATIONS:

      The functions of the Committee shall be to identify appropriate people to serve as Independent Board Members and to oversee the governance practices of the Board of Trustees. As necessary or appropriate, the Committee shall recommend to the Board one or more candidates for Board membership, based on its research of the people suggested to it or identified by it as potential candidates. Potential candidate names may be accepted from Board members, Fund shareholders, legal counsel to the Independent Board Members or such other sources as the Committee deems appropriate. If the Committee becomes aware of more than one potential candidate, it shall attempt to rank such candidates in terms of overall suitability for Board membership. The Chairperson shall maintain records of any research performed by or on behalf of the Committee to determine and evaluate candidate qualifications and relative rankings. Such information shall be provided to the Board upon its request.

      The Committee has the primary responsibility for recommending action to the full Board if it identifies concerns that relate to the Board's size, composition, committee structure, the number of Funds under its jurisdiction or overall governance processes. Such concerns could arise from annual or other reviews and evaluations by the Independent Board Members of the Board's performance, efficiency and effectiveness. Action by the Committee in this context normally will be commenced with the concurrence of, and shall be reported to, the other Independent Board Members.

      In the event of a proposed acquisition of a fund group by ING Funds (or a consolidation of a fund group with the ING Funds), the Committee will investigate the proposal and determine whether to recommend to the ING Funds' Board that any of such fund group's board members be added to the ING Funds' Board. The Committee shall investigate the backgrounds of such fund group's board members and rank them in terms of suitability and compatibility for the Board's consideration. The Committee would have primary responsibility for recommendations regarding changes in general governance processes or structures, for consideration by the full Board.

      The Committee will recommend Board nominees in connection with annual or special shareholder meetings of the Funds at which persons are to be proposed for election to the Board. Other than actions described above with regard to a fund acquisition, such recommendations are expected to take place primarily in the context of any Fund that, due to its listing on a national exchange, is required to have annual shareholders meetings at which Board members are elected. Absent circumstances warranting different action, the Board expects that such nominations shall be made in a manner designed to maintain common Board membership with the other Funds.

      Prior to conveying any recommendations contemplated by this Charter to the full Board of the ING Funds, the Committee shall consult with the other Independent Board Members regarding such recommendations and articulate the basis for its proposed recommendations.

                                      2-2

V. CRITERIA FOR SELECTING NOMINEES:

      The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund's shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, "Preliminary Information").

      A successful candidate must qualify as an Independent Board Member under the 1940 Act and should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board's overall effectiveness. Thus, depending on the Committee's perception of Board needs at any given time, the Committee can rate certain qualities higher than others when considering potential candidates for a particular Board vacancy or new position. For example, the Committee might determine to assign special weight to the presence of particular skills, such as financial, accounting, investment management or legal experience, or to particular characteristics necessary to maintain an appropriately diverse Board membership.

      In order to facilitate the nominating process, the Committee shall produce and, as appropriate, update a "Proposed Nominee Criteria List and Rating Scale" (the "Criteria List") to be completed with respect to every person who wishes to be considered for nomination as a Board member. The Criteria List shall include a listing of those qualities that the Committee believes are essential or desirable for any nominee for a particular Board vacancy. The results of ratings derived from the Criteria List shall not be determinative of which person shall be nominated by the Committee because individual Committee members (or the Committee as a whole) can decide to assign different weightings to different qualities and attributes set forth in the Criteria List.

VI. SUBMISSIONS BY SHAREHOLDERS OF POTENTIAL NOMINEES:

      The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary

                                      2-3

Information set forth in Section V above.

      Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:

      (1) demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board's performance of its duties;

      (2) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Board Member under the 1940 Act or otherwise have material relationships with key service providers to the Funds;

      (3) submit character references and agree to appropriate background checks;

      (4) demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

      (5) be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate's qualifications; and

      (6) if nominated and elected, be able to prepare for and attend in person at least ten full days of Board and committee meetings annually at various locations in the United States.

VII. EVALUATION OF CANDIDATES FOR NOMINATION AS INTERESTED BOARD MEMBERS:

      The Committee shall evaluate those Interested Persons who are proposed by management of the Funds to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

VIII. OUTSIDE SERVICE PROVIDERS:

      The Committee is authorized to retain the services of outside service providers (such as executive search firms, consultants or legal counsel) to assist it in performing the foregoing duties, and the reasonable costs of such service providers shall be borne by the Funds.

Dated:  February 2005

                                      2-4

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

           ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 13, 2006 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Todd Modic and Huey P. Falgout, Jr. ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the "Annual Meeting") of the ING Global Equity Dividend and Premium Opportunity Fund (the "Fund") to be held at: 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 13, 2006, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

TO VOTE:

1) Read the Proxy Statement

2) Check the appropriate boxes on the Proxy Ballot

3) Sign and date the Proxy Ballot

4) Return the Proxy Ballot in the envelope provided

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

                                                                                FOR     WITHHOLD     FOR ALL
    PROPOSALS                                                                   ALL        ALL        EXCEPT
    ---------                                                                   ---        ---        ------
1.  To elect four members of Class I of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund for a term of three-years and until the election and qualification of their successors.

    (1) R. Barbara Gitenstein, (2) Jock Patton,
    (3) David W.C. Putnam, and (4) John G. Turner.                              [ ]       [ ]           [ ]

2. To elect two members of Class II of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund for a term of one- year and until the election and qualification of their successors.

    (5) Patricia W. Chadwick, and (6) Sheryl K. Pressler.                       [ ]       [ ]           [ ]

3. To elect one member to Class III of the Board of Trustees to represent the interest of the holders of Common Shares of the Fund for a term of two- years and until the election and qualification of his successor.

    (7) Shaun P. Mathews.                                                       [ ]       [ ]           N/A

               To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

 -------

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

___________________________________        _____________________________________
Signature              Date                Signature (Joint Owners)     Date

                                        2